UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2023

BYLINE BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

001-38139	36-3012593
(Commission File Number)	(I.R.S. Employer Identification No.)

180 North LaSalle Street, Suite 300
Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(773) 244-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

An annual meeting of stockholders (the “Annual Meeting”) of Byline Bancorp, Inc. (“Byline” or the “Company”) was held on June 6, 2023. A total of 34,111,640 shares of the Company's common stock were present or represented by proxy at the Annual Meeting. This represented approximately 90.45% of the Company's shares of common stock that were outstanding and entitled to vote at the Annual Meeting. Five proposals were presented to Byline’s stockholders at the Annual Meeting as described in Byline’s 2023 Proxy Statement. The final results of the stockholder vote on each of the proposals are as follows:

1.) Proposal 1: Election of Directors. Byline’s stockholders elected eight (8) director nominees to serve a one-year term until the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified:

	Name of Director Nominee	Number of Shares Voted "For"	Votes Withheld	Broker Non-Votes
1	Phillip R. Cabrera	30,382,290	1,006,175	2,723,175
2	Antonio del Valle Perochena	29,085,664	2,302,801	2,723,175
3	Roberto R. Herencia	30,912,911	475,554	2,723,175
4	Mary Jo S. Herseth	31,288,628	99,837	2,723,175
5	Margarita Hugues Velez	31,188,483	199,982	2,723,175
6	Steven P. Kent	30,236,661	1,151,804	2,723,175
7	William G. Kistner	31,236,090	152,375	2,723,175
8	Alberto J. Paracchini	30,999,261	389,204	2,723,175

2.) Proposal 2: Approval of Amendment to 2017 Omnibus Incentive Compensation Plan. Byline’s stockholders approved an amendment to the Company’s 2017 Omnibus Incentive Compensation Plan to increase the number of shares available for issuance under the plan:

Number of Shares Voted "For"	Number of Shares Voted " Against "	Abstentions	Broker Non-Votes
30,746,582	602,801	39,082	2,723,175

3.) Proposal 3: Advisory (non-binding) Vote to Approved Named Executive Officer Compensation. Byline’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as described in the 2023 Proxy Statement:

Number of Shares Voted "For"	Number of Shares Voted " Against "	Abstentions	Broker Non-Votes
30,886,291	377,335	124,839	2,723,175

4.) Proposal 4: Advisory (non-binding) Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. Byline’s stockholders approved, on an advisory (non-binding) basis, every year as the frequency of future stockholder advisory votes to approve the compensation of the Company’s named executive officers:

Number of Shares Voted "For Every 1 year”	Number of Shares Voted "For Every 2 years"	Number of Shares Voted "For Every 3 years"	Abstentions	Broker Non-Votes
29,963,182	8,089	1,281,741	135,453	2,723,175

Based upon these voting results, and consistent with the Board of Directors' recommendation to stockholders in the 2023 Proxy Statement, Byline expects that it will continue to hold an advisory (non-binding) stockholder vote on executive compensation annually until the Company's 2029 annual meeting of stockholders, when the next stockholder vote on the frequency of future advisory votes to approve executive compensation is required under the Securities Exchange Act of 1934, as amended.

5.) Proposal 5: Ratification of Independent Registered Public Accounting Firm. Byline’s stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

Number of Shares Voted "For"	Number of Shares Voted " Against "	Abstentions	Broker Non-Votes
34,043,128	67,607	905	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BYLINE BANCORP, INC.

Date: June 6, 2023	By:	/s/ Robert R. Herencia
	Name:	Roberto R. Herencia
	Title:	Executive Chairman and CEO